UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

FUNDAMENTAL GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 773-1665

FG Financial Group, Inc.

104 S. Walnut Street, Unit 1A

Itasca, IL 60143

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 29, 2024, FG Financial Group, Inc., a Nevada corporation (“FGF” or the “Company”), and FG Group Holdings Inc., a Nevada corporation (“FGH”), completed the previously announced merger transaction pursuant to the Plan of Merger, dated as of January 3, 2024 (the “Merger Agreement”), by and among the Company, FGH and FG Group LLC, a Nevada limited liability company and wholly owned subsidiary of FGF (the “Merger Sub”). Pursuant to the terms of the Merger Agreement and in accordance with the Nevada Revised Statutes, FGH merged with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving entity and wholly owned subsidiary of FGF. Following the Merger, on February 29, 2024, the Company amended its Amended and Restated Articles of Incorporation to change its name to Fundamental Global Inc.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

In the Merger, each share of common stock, par value $0.01 per share, of FGH (the “FGH Common Stock”) that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was converted into one (the “Exchange Ratio”) share of common stock, par value $0.001 per share, of FGF (the “FGF Common Stock”).

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time:

●	each outstanding option to purchase shares of FGH Common Stock (each, an “Existing Rollover Stock Option”) automatically converted into an option to acquire the number of shares of FGF Common Stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of shares subject to the Existing Rollover Stock Option immediately prior to the Effective Time, by (ii) the Exchange Ratio, with such option having an exercise price per share of FGF Common Stock equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (x) the exercise price per share of FGH Common Stock of such Existing Rollover Stock Option in effect immediately prior to the Effective Time by (y) the Exchange Ratio; and

●	each outstanding restricted share unit of FGH (each, an “FGH RSU”) automatically converted into and became rights with respect to FGF Common Stock, and FGF assumed the FGH RSUs, on the same terms and conditions (including any forfeiture provisions or repurchase rights, and treating for this purpose any performance-based vesting conditions as provided for in the award agreement by which each FGH RSU is evidenced), except that from and after the Effective Time, (i) FGF and the compensation committee of the board of directors of FGF, respectively, were substituted for FGH and the compensation committee of the board of directors of FGH administering FGH’s 2017 Omnibus Equity Compensation Plan (the “FGH Stock Plan”), (ii) the FGH RSUs assumed by FGF represent the right to receive FGF Common Stock upon settlement of such FGH RSU promptly after vesting (except to the extent the terms of the applicable restricted share unit agreement provide for deferred settlement, in which case settlement shall be in accordance with the specified terms), and (iii) the number of shares of FGF Common Stock subject to each award of FGH RSUs assumed by FGF is equal to the number of shares of FGH Common Stock subject to such award immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share (except that in no event will any vesting restrictions applicable to an FGH RSU be accelerated unless so provided under the terms of such FGH RSU or the FGH Stock Plan).

The Company’s registration statement on Form S-4 (the “Registration Statement”), filed with the Securities and Exchange Commission (“SEC”) on January 8, 2024 (as amended), contains a description of certain relationships and related transactions in the section entitled “The Merger – Interests of FGF’s Directors and Executive Officers in the Merger” beginning on page 45 and a description of the evaluation of the Exchange Ratio in the section entitled “The Merger – Background of the Merger” beginning on page 31 and “– FGF’s Reasons for the Merger; Recommendation of the FGF Board” beginning on page 35, which descriptions are incorporated herein by reference.

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 4, 2024, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective immediately following the closing of the Merger, the Board of Directors of the Company (the “Board”) increased in size from six to seven directors. In connection with the closing of the Merger, E. Gray Payne and Larry G. Swets, Jr., resigned from the Board. In addition, in accordance with the terms of the Plan of Merger and effective immediately following the closing of the Merger each of Michael C. Mitchell, Ndamukong Suh, and Robert J. Roschman were appointed to the Board. The Board has determined that all of its directors, except for D. Kyle Cerminara, are “independent directors” as such term is defined by the applicable rules and regulations of the SEC and Nasdaq.

The description of certain relationships and related transactions in the section entitled “The Merger – Interests of FGF’s Directors and Executive Officers in the Merger” beginning on page 45 of the Registration Statement is incorporated herein by this reference. Other than as described in this Current Report on Form 8-K, there are no transactions to which the Company is a party in which any of the Company’s directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Committee Appointments

Effective February 29, 2024, the Board appointed the following individuals to the Audit Committee, the Compensation and Management Resources Committee, and the Nominating and Corporate Governance Committee:

●	Audit Committee: Scott Wollney (Chair), Rita Hayes, Robert Roschman.

●	Compensation and Management Resources Committee: Michael Mitchell (Chair), Rita Hayes, Scott Wollney.

●	Nominating and Corporate Governance Committee: Richard Govignon (Chair), Michael Mitchell, Ndamukong Suh.

Executive Officers

In connection with the Merger, Larry G. Swets, President and Chief Executive Officer of the Company prior to the closing of the Merger, and Hassan R. Baqar, Executive Vice President, Chief Financial Officer and Secretary of the Company prior to the closing of the Merger, resigned from their respective positions with the Company. Messrs. Swets and Baqar will remain with the Company leading the Company’s merchant banking and SPAC businesses.

Effective as of the closing of the Merger, the Board appointed Mr. Cerminara as the Chief Executive Officer of the Company, and Mark D. Roberson as Chief Financial Officer and Secretary of the Company.

Biographical information for Mr. Cerminara is set forth in the Company’s definitive proxy statement filed by the Company with the SEC on November 1, 2023. The description of certain relationships and related transactions in the section entitled “The Merger – Interests of FGF’s Directors and Executive Officers in the Merger” beginning on page 45 of the Registration Statement is incorporated herein by this reference. Other than as described in this Current Report on Form 8-K, there are no transactions to which the Company is a party in which Mr. Cerminara has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Roberson, 59, served as the Chief Executive Officer of FGH from April 2020 until the closing of the Merger, and served as Executive Vice President, Chief Financial Officer and Treasurer of FGH from November 2018 to April 2020. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers and acquisitions. Mr. Roberson has also served as Chief Executive Officer of Strong Global Entertainment, Inc. (NYSE American: SGE), a majority owned subsidiary of the Company which conducted its initial public offering in May 2023, since November 2021. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a then-Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions of increasing responsibility at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a then-NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He served on the Board of Directors of CynergisTek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm, from May 2016 to September 2022, where he chaired the Audit Committee. There are no transactions to which the Company is a party in which Mr. Roberson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Indemnification Agreements

Following the Merger, the Company’s directors and officers will enter into indemnification agreements, in substantially the form attached to the Registration Statement as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2024, the Company amended its Amended and Restated Articles of Incorporation to change its name to Fundamental Global Inc.

The foregoing description of the amendment to the Company’s Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 29, 2024, the Company and FGH issued a joint press release in connection with the completion of the Merger. A copy of that press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Plan of Merger by and between FG Financial Group, Inc., FG Group Holdings Inc. and FG Group LLC, dated January 3, 2024 (incorporated by reference to Exhibit 2.1 to FG Group Holdings Inc.’s Current Report on Form 8-K filed with the SEC on January 4, 2024).

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation (filed herewith).

10.1	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s registration statement on Form S-4 filed with the SEC on January 8, 2024).

99.1	Joint Press Release of Fundamental Global Inc. and FG Group Holdings Inc., dated February 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDAMENTAL GLOBAL INC.

Date: February 29, 2024	By:	/s/ Mark D. Roberson
	Name:	Mark D. Roberson
	Title:	Chief Financial Officer